                                                                    EXHIBIT 99.6

INDEPENDENT AUDITORS' REPORT

The Partners

River Hotel, Ltd. I:

    We have audited the accompanying balance sheet of River Hotel, Ltd. I dba Doubletree Hotel of Austin as of December 31, 1996, and the related statements of operations, changes in partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of River Hotel, Ltd. I dba Doubletree Hotel of Austin as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in note 5 to the financial statements, the Partnership has $39,596,000 of debt and accrued interest which matured in January 1995 and is currently in default because of the Partnership's failure to make required debt service payments in prior years. If the Partnership is unable to restructure or refinance this debt, it may be forced to sell at unfavorable prices, or may lose by foreclosure, the property securing the debt. Alternatively, the Partnership may be forced to seek protection under Federal bankruptcy laws. This situation raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                           KPMG Peat Marwick LLP

Phoenix, AZ

January 29, 1997

RIVER HOTEL, LTD. I
(A TEXAS LIMITED PARTNERSHIP)
DBA DOUBLETREE HOTEL OF AUSTIN

BALANCE SHEETS
June 30, 1997 (Unaudited)
and December 31, 1996

                                                                       1997
Assets                                                              (UNAUDITED)     1996
                                                                    -----------  ----------
Current assets:
  Cash............................................................  $   412,250     258,120
  Accounts receivable, net (note 2)...............................      816,823     644,393
  Inventory.......................................................      106,765     111,375
  Prepaid expenses................................................       82,764      39,387
                                                                    -----------  ----------
    Total current assets..........................................    1,418,602   1,053,275
Land, building and equipment (note 2):
  Land and improvements...........................................    2,706,547   2,705,000
  Building and improvements.......................................   25,375,980  24,888,700
  Furniture and equipment.........................................    9,089,158   8,884,954
                                                                    -----------  ----------
                                                                     37,171,685  36,478,654
  Less accumulated depreciation and amortization..................   19,127,747  18,573,713
                                                                    -----------  ----------
    Land, building and equipment, net.............................   18,043,938  17,904,941
                                                                    -----------  ----------
Operating stock, net..............................................       55,693      29,421
Other assets (note 2).............................................       62,584     222,491
                                                                    -----------  ----------
                                                                    $19,580,817  19,210,128
                                                                    -----------  ----------
                                                                    -----------  ----------

Liabilities and Partners' Deficit
Current liabilities:
  Accrued interest (note 2).......................................  $12,890,591  12,696,000
  Current portion of long-term debt (notes 2, 3 and 5)............   26,900,000  26,900,000
  Accounts payable (note 3).......................................      277,588     220,641
  Due to affiliate (note 3).......................................      469,919     476,179
  Accrued taxes payable...........................................      248,637     212,948
  Accrued liabilities (note 3)....................................      586,372     546,676
                                                                    -----------  ----------
    Total current liabilities.....................................   41,373,107  41,052,444
Partners' deficit (notes 4 and 5).................................  (21,792,290) (21,842,316)
Commitments and contingencies (notes 3 and 5)
                                                                    -----------  ----------
                                                                    $19,580,817  19,210,128
                                                                    -----------  ----------
                                                                    -----------  ----------

See accompanying notes to the financial statements.

RIVER HOTEL, LTD. I
(A TEXAS LIMITED PARTNERSHIP)
DBA DOUBLETREE HOTEL OF AUSTIN

STATEMENTS OF OPERATIONS
Six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                            1997
                                                                                        (UNAUDITED)       1996
                                                                                        ------------  ------------
Revenues:
  Room................................................................................  $  4,232,853     7,660,157
  Food and beverage...................................................................     1,842,139     3,485,573
  Telephone...........................................................................       190,355       322,208
  Other...............................................................................       284,192       531,062
                                                                                        ------------  ------------
                                                                                           6,549,539    11,999,000
                                                                                        ------------  ------------
Departmental expenses (note 3):
  Room................................................................................       940,259     1,809,657
  Food and beverage...................................................................     1,323,344     2,458,998
  Telephone...........................................................................        94,418       239,725
  Other...............................................................................       194,311       372,815
                                                                                        ------------  ------------
                                                                                           2,552,332     4,881,195
                                                                                        ------------  ------------
Departmental income...................................................................     3,997,207     7,117,805
                                                                                        ------------  ------------
Undistributed expenses (note 3):
  Administrative and general..........................................................       630,447     1,179,056
  Marketing...........................................................................       564,422     1,060,720
  Property operation, maintenance and energy costs....................................       573,187     1,169,154
  Management fees.....................................................................       261,982       479,960
                                                                                        ------------  ------------
                                                                                           2,030,038     3,888,890
                                                                                        ------------  ------------
Income before fixed charges...........................................................     1,967,169     3,228,915
                                                                                        ------------  ------------
Fixed charges:
  Rent, taxes and insurance...........................................................       339,376       640,304
  Interest............................................................................     1,023,733     2,052,357
  Depreciation and amortization.......................................................       554,034     1,123,732
                                                                                        ------------  ------------
                                                                                           1,917,143     3,816,393
                                                                                        ------------  ------------
Net income (loss).....................................................................  $     50,026      (587,478)
                                                                                        ------------  ------------
                                                                                        ------------  ------------

See accompanying notes to the financial statements.

RIVER HOTEL, LTD. I
(A TEXAS LIMITED PARTNERSHIP)
DBA DOUBLETREE HOTEL OF AUSTIN

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)
Six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                          BROWN-
                                                                        AUSTIN II,        CLASS
                                                                           INC.           A & B
                                                                          GENERAL        LIMITED
                                                                          PARTNER       PARTNERS         TOTAL
                                                                       -------------  -------------  -------------
Balances, January 1, 1996............................................   $ 1,921,022     (23,175,860)   (21,254,838)
Net loss.............................................................       (11,750)       (575,728)      (587,478)
                                                                       -------------  -------------  -------------
Balances, December 31, 1996..........................................     1,909,272     (23,751,588)   (21,842,316)
Net income...........................................................         1,001          49,025         50,026
                                                                       -------------  -------------  -------------
Balances, June 30, 1997..............................................   $ 1,910,273     (23,702,563)   (21,792,290)
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

See accompanying notes to the financial statements.

RIVER HOTEL, LTD. I
(A TEXAS LIMITED PARTNERSHIP)
DBA DOUBLETREE HOTEL OF AUSTIN

STATEMENTS OF CASH FLOWS
Six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997
                                                                                          (UNAUDITED)     1996
                                                                                          -----------  ----------
Cash flows from operating activities:
  Net income (loss).....................................................................   $  50,026     (587,478)
  Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
    Depreciation and amortization.......................................................     554,034    1,123,732
    Changes in assets and liabilities:
      Increase in accounts receivable...................................................    (172,430)    (112,970)
      Decrease (increase) in inventories................................................       4,610       (9,489)
      Increase in prepaid expenses......................................................     (43,377)      (3,441)
      Decrease (increase) in other assets...............................................     159,907     (191,889)
      Increase in inventory.............................................................     (26,272)      --
      Increase (decrease) in accrued interest...........................................     194,591     (517,100)
      Increase (decrease) in accounts payable...........................................      56,947      (47,168)
      Decrease in due to affiliate......................................................      (6,260)      --
      Increase in accrued taxes payable.................................................      35,689        7,743
      Increase in accrued liabilities...................................................      39,696       97,350
                                                                                          -----------  ----------
        Net cash provided by (used in) operating activities.............................     847,161     (240,710)
                                                                                          -----------  ----------
Cash flows from investing activities -- purchases of building improvements, furniture
  and equipment.........................................................................    (693,031)    (109,614)
                                                                                          -----------  ----------
Net increase (decrease) in cash.........................................................     154,130     (350,324)
Cash at beginning of period.............................................................     258,120      608,444
                                                                                          -----------  ----------
Cash at end of period...................................................................   $ 412,250      258,120
                                                                                          -----------  ----------
                                                                                          -----------  ----------
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest..............................................   $ 829,142    2,569,457
                                                                                          -----------  ----------
                                                                                          -----------  ----------

See accompanying notes to the financial statements.

RIVER HOTEL, LTD. I
(A TEXAS LIMITED PARTNERSHIP)
DBA DOUBLETREE HOTEL OF AUSTIN

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

(1) SUMMARY OF ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    River Hotel, Ltd. I (the "Partnership") is a Texas limited partnership that owns and operates a hotel in Austin, Texas, which provides guest rooms, food and beverage services, group meeting facilities, a parking garage and space for tenant commercial shops.

    The Partnership began operation of the hotel on April 27, 1984, under a trade name license agreement, as "La Mansion Hotel, Austin." On January 20, 1988, a management agreement was signed with DT Management, Inc. (a wholly-owned subsidiary of Doubletree, Inc.) and the name of the hotel was changed to Doubletree Hotel of Austin.

    BEVERAGE SERVICE OPERATION

    The liquor license related to the beverage service is owned by a separate corporation; however, the operations of the beverage service are substantially those of the Partnership. Accordingly, the revenues and expenses related to the beverage service have been included with those of the Partnership.

    INVENTORY

    Inventory is valued at cost on a first-in first-out (FIFO) basis.

    LAND, BUILDING AND EQUIPMENT

    Land, building and equipment are stated at cost.

    Management periodically evaluates potential permanent impairment of the net carrying value of the hotel. If the net carrying value of the hotel exceeds its fair value, the excess is charged to operations. No impairment losses were recorded during 1997 or 1996.

    DEPRECIATION AND AMORTIZATION

    Depreciation and amortization is provided over the estimated useful lives of the related assets using the straight-line method. The hotel is being depreciated over 30 years and furniture and equipment are being depreciated over 3-18 years. Land improvements are being amortized over 30 years.

    PARTNERS' DEFICIT

    Profits and losses are shared by the partners in accordance with percentage interests as provided by the Partnership Agreement. Such percentage interests aggregated 2% to Brown-Austin II, Inc., the General Partner, 98% to the Class A limited partners, and none to the Class B limited partners. Brown-Austin II, Inc. may request capital contributions from the Class A limited partners. To the extent that a Class A limited partner fails to provide his proportionate share of the contribution requested, his share of the allocations of profits and losses will be reduced to the same extent his Class A limited partnership interest is reduced in relation to the interests of the other Class A limited partners who made the contribution. No contributions were made during the six-month period ended June 30, 1997 (unaudited) or in 1996.

    INCOME TAXES

    The Partnership is not subject to federal and state income taxes. Income or loss and tax credits are allocated to the individual partners. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

    Differences may exist between the Partnership's results of operations for tax reporting purposes and that reported on the accompanying statements of operations, primarily because accelerated depreciation is used for tax reporting purposes.

    MANAGEMENT ESTIMATES

    Management of the Partnership has made a number of estimates and assumptions relating to the reporting of assets and liabilities and revenues and expenses and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ significantly from these estimates.

(2) LONG-TERM DEBT

    Long-term debt and related accrued interest consist of the following at June 30, 1997 (unaudited):

                                                                                         ACCRUED
                                                                          PRINCIPAL      INTEREST       TOTAL
                                                                        -------------  ------------  ------------
Mortgage note payable to AB Austin Limited Partnership (a related party of the General Partner), 5.4%, matured January 1, 1995, secured by a first deed of trust lien on all hotel property and
  equipment and a security instrument covering accounts receivable....  $  24,000,000    12,168,711    36,168,711
Note payable to AB Austin Limited Partnership (a related party of the
  General Partner), 5.4%, matured January 1, 1995, payable on a pro rata basis with the mortgage note payable as outlined in the fifth
  modification agreement to the mortgage note payable.................      1,400,000       406,880     1,806,880
Note payable to bank, 3%, matured January 4, 1995, secured by all of the Partnership's contract rights and accounts receivable arising out of the sale of hotel property, subordinate to the notes payable
  to AB Austin Limited Partnership....................................      1,500,000       315,000     1,815,000
                                                                        -------------  ------------  ------------
                                                                        $  26,900,000    12,890,591    39,790,591
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

    Long-term debt and related accrued interest consist of the following at December 31, 1996:

                                                                                         ACCRUED
                                                                          PRINCIPAL      INTEREST       TOTAL
                                                                        -------------  ------------  ------------
Mortgage note payable to AB Austin Limited Partnership (a related party of the General Partner), 5.4%, matured January 1, 1995, secured by a first deed of trust lien on all hotel property and
  equipment and a security instrument covering accounts receivable....  $  24,000,000    11,983,367    35,983,367
Note payable to AB Austin Limited Partnership (a related party of the
  General Partner), 5.4%, matured January 1, 1995, payable on a pro rata basis with the mortgage note payable as outlined in the fifth
  modification agreement to the mortgage note payable.................      1,400,000       397,633     1,797,633
Note payable to bank, 3%, matured January 4, 1995, secured by all of the Partnership's contract rights and accounts receivable arising out of the sale of hotel property, subordinate to the notes payable
  to AB Austin Limited Partnership....................................      1,500,000       315,000     1,815,000
                                                                        -------------  ------------  ------------
                                                                        $  26,900,000    12,696,000    39,596,000
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

    DT Management, Inc. provided a loan to the Partnership in the amount of $1,400,000. In 1995, the note was purchased by AB Austin Limited Partnership, a related party of the General Partner. The terms of the note were not modified. The Partnership made interest payments on the note of $39,467 (unaudited) during the six-month period ended June 30, 1997 and of $122,306 in 1996.

    During 1995, the mortgage note payable was also purchased by AB Austin Limited Partnership, a related party of the General Partner. The terms of the mortgage note were not modified. As such, all of the above notes are current obligations of the Partnership.

    The Partnership is in violation of certain loan covenants for failing to make required debt service payments prior to 1995. However, the Partnership made interest payments of $789,675 (unaudited) during the six-month period ended June 30, 1997 and of $2,447,151 in 1996.

    A loan modification agreement has established a "replacement reserve" of 3% of gross revenue to be funded monthly to an account maintained by AB Austin Limited Partnership as defined in the agreement. The funds are restricted for making capital expenditures or for other purposes as approved by the lender. As of June 30, 1997 and December 31, 1996, there was $31,639 (unaudited) and $191,546, respectively in the reserve which is included in other assets in the accompanying balance sheets.

(3) OTHER RELATED PARTY TRANSACTIONS

    The General Partner has advanced funds to the Partnership for operating purposes and has paid certain expenses on behalf of the Partnership. In addition, the General Partner earns $25,000 annually for its management of the Partnership. The total amount due to the General Partner was $469,919 (unaudited) at June 30, 1997 and $476,179 at December 31, 1996.

    The Partnership pays management fees of 4% of gross revenues and an incentive fee (as defined in the management agreement) to DT Management, Inc. The management fee expense due under this agreement was $261,982 (unaudited) for the six-month period ended June 30, 1997 and $479,960 in 1996. At June 30, 1997 and December 31, 1996, $38,926 (unaudited) and $36,248, respectively, of these amounts is included in accrued liabilities in the accompanying balance sheets. The management agreement expires on December 31, 2002, unless terminated earlier as set forth in the agreement.

    In addition, the Partnership has paid funds to Doubletree, Inc., and affiliated companies for training, accounting, advertising and data processing services, which are reimbursed at cost, and for the purchase of supplies and equipment from Innco, a subsidiary of Doubletree, Inc. A summary of these transactions for the six-month period ended June 30, 1997 and for 1996 is as follows:

                                                                        (UNAUDITED)
                                                                           1997        1996
                                                                        -----------  ---------
Accounting/data processing/training fees..............................   $  27,488      50,136
Supplies and equipment purchased (Innco)..............................      98,837      44,603
Advertising...........................................................     126,314     230,880
Central reservations..................................................      50,367      88,596
                                                                        -----------  ---------
                                                                        -----------  ---------

    At June 30, 1997 and December 31, 1996, $26,304 (unaudited) and $15,811, respectively, of the aforementioned expenses are included in accounts payable and accrued liabilities in the accompanying balance sheets.

    The Partnership participates with other affiliated hotels in a self-insured group health plan through a Voluntary Employee Benefit Association (VEBA) administered by United Health Care. This plan is funded to the limits provided in the tax code. Aggregate and stop-loss insurance exists at amounts which limit exposure to the plan.

(4) SALE OF PARTNERSHIP INTEREST

    On June 24, 1991, Brown-Austin, Inc., a Texas corporation (Seller), sold its sole general partnership interest in the Partnership to Brown-Austin II, Inc., a Maryland corporation (Purchaser). Under the sales agreement, the Purchaser assumed the right, title and interest related to the sole general partnership interest of the Seller. Additionally, the balances of the Class A and B limited partners have been combined for financial statement purposes in the accompanying statements of changes in partners' capital (deficit). The deficit balances of the Class A limited partners as of June 30, 1997 and December 31, 1996 are $23,702,663 (unaudited) and $23,751,688, respectively. The Capital balance of the Class B limited partner is $100 as of June 30, 1997 (unaudited) and December 31, 1996.

(5) GOING CONCERN

    As shown in the accompanying financial statements, the Partnership incurred net income of $50,026 (unaudited) for the six-month period ended June 30, 1997 and a net loss of $587,478 for the year ended December 31, 1996 and at June 30, 1997 and December 31, 1996 had a cumulative partners' deficit of $21,792,290 (unaudited) and $21,842,316, respectively. In addition, the Partnership has failed to make required debt service payments on its notes payable and the notes securing the Partnership's assets have matured, and the balance of $39,790,591 (unaudited) is currently in default. Although the mortgage lenders have not initiated foreclosure proceedings, it is uncertain whether an extension of the due date or a modification of terms will be granted. The Partnership has no commitments from funding sources, including the partners, to meet its future debt requirements. If the Partnership is unable to restructure or refinance this debt, it may be forced to sell at unfavorable prices, or may lose by foreclosure, the property securing the debt. The Partnership's management intends to continue discussions with its lenders for continued forbearance and is considering offers to purchase the Hotel. These factors raise substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.